UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-0523
THE DREYFUS FUND INCORPORATED
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

The Dreyfus Fund
Incorporated

ANNUAL REPORT
December 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval
of the Fund’s Management Agreement
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

The Dreyfus Fund
Incorporated

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

DISCUSSION OF FUND PERFORMANCE

Sean P. Fitzgibbon, Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the 12-month period ended December 31, 2006, the fund produced a total return of 15.58% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 15.78% for the same period.2

The U.S. economy continued to grow throughout the reporting period, despite cooling housing markets and other developments that dampened the rate of economic growth. Most U.S. corporations posted better-than-expected revenue and earnings reports, driving stock prices higher, particularly during the second half of the year.The fund’s return was in line with the benchmark due to the fund’s full participation in the market’s rise, deriving notably strong returns from investments in the energy and health care sectors.

What is the fund’s investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

What other factors influenced the fund’s performance?

Stocks rose erratically during the first four months of 2006, then slumped between May and July before advancing to new highs from August

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

through December. By the end of the year, every sector within the fund’s benchmark had participated to some degree in the market’s rise.

The fund’s performance roughly mirrored that of the overall market. Although performance slipped more sharply than the benchmark over the first half of the year, strong, broad-based gains closed the gap during the second half.The fund generated particularly strong returns in the energy sector. Top performers included major, integrated oil and gas firms, such as Exxon Mobil, Chevron and Petróleo Brasileiro, ADR, which proved well positioned to weather fluctuating commodity prices.Another notably strong performer, Marathon Oil, benefited from the strength of its refinery operations at a time of limited U.S. refining capacity.

The health care sector, one of the benchmark’s weaker components, proved to be one of the fund’s stronger areas. Two of the fund’s top health care holdings,Thermo Electron and Fisher Scientific, merged to form Thermo Fisher Scientific in a transaction that added to the value of both stocks. Drug developer Schering-Plough rose on the strength of good earnings reports, while biotechnology developer Celgene, which was sold during the reporting period, successfully brought a key product to market. In addition, an opportunistic purchase and eventual sale of shares in medical services provider UnitedHealth Group contributed positively to the fund’s relative performance.

The fund’s broad-based strength was reflected in the diversity of its other top-performing holdings.They ranged from technology companies, such as networking giant Cisco Systems, computer maker Hewlett-Packard and business software developer Oracle to brokerage firms, such as Goldman Sachs Group; entertainment producers, such as The Walt Disney Corp. and News Corp.; and lodging providers, such as Hilton Hotels.

While every sector represented in the benchmark contributed positively to the fund’s absolute returns, performance in some areas lagged their respective benchmark components.The fund’s weaker sectors on a relative basis included the technology area, where price competition between semiconductor makers Intel and Advanced Micro Devices, which were sold during the reporting period, detracted from the fund’s returns. Underweighted positions in the telecommunications sector, one of the market’s stronger areas, undermined the fund’s relative performance, as did its exposure to Verizon Communications, one of the sector’s weaker names. Finally, returns compared to the benchmark suffered due to the fund’s position in Cendant, which was sold during the reporting period and which broke up into four separate companies but failed to unlock as much shareholder value as anticipated.

What is the fund’s current strategy?

The market’s current condition and outlook appear to be reasonably healthy, supported by reasonable stock valuations and expectations that the U.S. economy is headed for a “soft landing,” with interest rates likely to remain near current levels.The fund remains broadly diversified across industry groups, with mild emphasis on brokerage firms and other financial companies that, in our judgment, are poised to benefit from robust levels of capital markets activity. On the other hand, the fund holds modestly underweighted positions in several areas. In the consumer discretionary sector, we have reduced exposure to retailers in light of weakening consumer spending trends. We have continued to deemphasize the telecommunications sector, where we see high valuations and the prospect of weak capital spending. Finally, we have held slightly less exposure than the benchmark to the industrials area, where we have shifted assets away from companies we regard as highly cyclical and toward those with more diversified business mixes.

January 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of	12/31/06

	1 Year	5 Years	10 Years

Fund	15.58%	5.12%	4.77%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/96 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.98
Ending value (after expenses)	$1,135.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.77
Ending value (after expenses)	$1,021.48

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2006

Common Stocks—99.8%	Shares		Value ($)

Consumer Discretionary—10.4%
Fortune Brands	185,470		15,837,283
Hilton Hotels	252,280		8,804,572
McDonald’s	480,517		21,301,319
News, Cl. A	621,670		13,353,471
SK Equity Fund, LP (Units)	1.409	[c]	2,424,808
Staples	753,600		20,121,120
Target	315,160		17,979,878
TJX Cos.	242,810		6,924,941
Wal-Mart Stores	440,300		20,333,054
Walt Disney	486,430		16,669,956
Wyndham Worldwide	234,400	[a]	7,505,488
			151,255,890
Consumer Staples—9.4%
Altria Group	438,210		37,607,182
Cadbury Schweppes, ADR	263,970		11,332,232
Clorox	221,240		14,192,546
Dean Foods	342,190	[a]	14,467,793
PepsiCo	227,410		14,224,495
Procter & Gamble	505,195		32,468,883
SUPERVALU	358,870		12,829,603
			137,122,734
Energy—10.9%
Chevron	204,710		15,052,326
Diamond Offshore Drilling	111,450		8,909,313
ENI, ADR	204,260		13,742,613
ENSCO International	303,200		15,178,192
Exxon Mobil	342,210		26,223,552
Halliburton	426,150		13,231,958
Marathon Oil	160,290		14,826,825
Occidental Petroleum	310,350		15,154,390
Petroleo Brasileiro, ADR	121,020		12,463,850
XTO Energy	499,620		23,507,121
			158,290,140
Financial—23.2%
American International Group	409,890		29,372,717
AmeriCredit	523,160	[a]	13,167,937
Bank of America	681,562		36,388,595

Common Stocks (continued)	Shares		Value ($)

Financial (continued)
Bank of New York	480,450		18,915,317
Capital One Financial	222,150		17,065,563
CapitalSource	462,260		12,624,321
CIT Group	268,980		15,001,015
Citigroup	593,370		33,050,709
Countrywide Financial	352,290		14,954,710
Fidelity National Title Group, Cl. A	421,902		10,075,020
Freddie Mac	149,130		10,125,927
Goldman Sachs Group	48,210		9,610,664
JPMorgan Chase & Co.	446,910		21,585,753
Lehman Brothers Holdings	87,050		6,800,346
Merrill Lynch & Co.	329,090		30,638,279
SLM	293,480		14,313,020
St. Paul Travelers Cos.	156,050		8,378,325
UnumProvident	485,130		10,081,001
Wachovia	450,462		25,653,811
			337,803,030
Health Care—12.0%
Abbott Laboratories	232,170		11,309,001
AmerisourceBergen	156,940		7,056,022
Amgen	308,670	[a]	21,085,248
Baxter International	314,750		14,601,252
Galen Partners II, LP (Units)	1.097	[c]	718,844
Medtronic	351,040		18,784,150
Pfizer	862,140		22,329,426
Sanofi-Aventis, ADR	309,650		14,296,541
Schering-Plough	970,550		22,943,802
WellPoint	227,730	[a]	17,920,074
Wyeth	219,870		11,195,780
Zimmer Holdings	149,420	[a]	11,711,540
			173,951,680
Industrial—8.8%
Eaton	223,280		16,777,259
Emerson Electric	442,930		19,528,784
General Electric	1,532,210		57,013,534
L-3 Communications Holdings	94,000		7,687,320
Tyco International	624,850		18,995,440

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
United Technologies	117,690	7,357,979
		127,360,316
Information Technology—17.4%
Accenture, Cl. A	236,060	8,717,696
Apple Computer	186,710 [a]	15,840,476
Autodesk	202,210 [a]	8,181,417
Broadcom, Cl. A	240,810 [a]	7,780,571
Cisco Systems	1,106,713 [a]	30,246,466
Google, Cl. A	41,830 [a]	19,261,878
Hewlett-Packard	607,720	25,031,987
International Business Machines	239,300	23,247,995
Microchip Technology	329,840	10,785,768
Microsoft	842,710	25,163,321
Motorola	748,710	15,393,478
National Semiconductor	423,880	9,622,076
Oracle	805,300 [a]	13,802,842
Seagate Technology	319,190	8,458,535
Texas Instruments	567,530	16,344,864
Thermo Fisher Scientific	325,170 [a]	14,726,949
		252,606,319
Materials—2.6%
Air Products & Chemicals	207,520	14,584,506
Barrick Gold	313,280	9,617,696
Rio Tinto, ADR	63,430	13,478,241
		37,680,443
Telecommunication Services—1.8%
QUALCOMM	284,270	10,742,563
Verizon Communications	436,250	16,245,950
		26,988,513
Utilities—3.3%
Consolidated Edison	165,910	7,975,294
Dominion Resources/VA	113,210	9,491,526
Sempra Energy	394,940	22,132,438
Southern	243,990	8,993,471
		48,592,729
Total Common Stocks
(cost $1,158,239,658)		1,451,651,794

Other Investment—.1%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $949,000)			949,000 [b]	949,000

Total Investments (cost $1,159,188,658)			99.9%	1,452,600,794

Cash and Receivables (Net)			.1%	1,297,609

Net Assets			100.0%	1,453,898,403

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	Investment in affiliated money market mutual fund.
[c]	Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
	$3,143,652 representing .2% of net assets (see below).

			Net
	Acquisition	Purchase	Assets
Issuer	Date	Price ($) †	(%)	Valuation ($) ††

Galen Partners II, LP (Units)	5/6/94-1/3/97	655,560.1		655,560 per unit
SK Equity Fund, LP (Units)	3/8/95-9/18/96	350,768	.1 1,720,606 per unit

† Average cost per unit.
††	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited) †††

	Value (%)			Value (%)

Financial	23.2	Industrial		8.8
Information Technology	17.4	Utilities		3.3
Health Care	12.0	Materials		2.6
Energy	10.9	Telecommunication Services		1.8
Consumer Discretionary	10.4	Money Market Investment		.1
Consumer Staples	9.4			99.9

††† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,158,239,658	1,451,651,794
Affiliated issuers	949,000	949,000
Cash		24,705
Receivable for investment securities sold		11,854,599
Dividends and interest receivable		1,815,223
Receivable for shares of Common Stock subscribed		21,078
Prepaid expenses		34,606
		1,466,351,005

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		903,659
Payable for investment securities purchased		10,691,943
Payable for shares of Common Stock redeemed		668,173
Interest payable		4,829
Accrued expenses		183,998
		12,452,602

Net Assets ($)		1,453,898,403

Composition of Net Assets ($):
Paid-in capital		1,126,236,027
Accumulated undistributed investment—net		3,333,280
Accumulated net realized gain (loss) on investments		30,916,960
Accumulated net unrealized appreciation
(depreciation) on investments		293,412,136

Net Assets ($)		1,453,898,403

Shares Outstanding
(500 million shares of $1 par value shares of Common Stock authorized)		138,788,140
Net Asset Value, offering and redemption price per share ($)		10.48

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income ($):
Income:
Cash dividends (net of $309,154 foreign taxes withheld at source):
Unaffiliated issuers	28,798,812
Affiliated issuers	493,192
Income from securities lending	122,791
Total Income	29,414,795
Expenses:
Management fee—Note 3(a)	9,174,663
Shareholder servicing costs—Note 3(a)	877,006
Custodian fees—Note 3(a)	91,080
Prospectus and shareholders’ reports	65,473
Auditing fees	37,267
Legal fees	34,449
Directors’ fees and expenses—Note 3(b)	31,517
Registration fees	24,569
Loan commitment fees—Note 2	11,984
Interest expense—Note 2	8,077
Miscellaneous	14,561
Total Expenses	10,370,646
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(137)
Net Expenses	10,370,509
Investment Income—Net	19,044,286

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	170,636,320
Net unrealized appreciation (depreciation) on investments	16,553,377
Net Realized and Unrealized Gain (Loss) on Investments	187,189,697
Net Increase in Net Assets Resulting from Operations	206,233,983

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	19,044,286	16,046,454
Net realized gain (loss) on investments	170,636,320	117,199,072
Net unrealized appreciation
(depreciation) on investments	16,553,377	(62,624,307)
Net Increase (Decrease) in Net Assets
Resulting from Operations	206,233,983	70,621,219

Dividends to Shareholders from ($):
Investment income—net	(18,402,073)	(15,285,754)
Net realized gain on investments	(157,453,675)	(53,090,699)
Total Dividends	(175,855,748)	(68,376,453)

Capital Stock Transactions ($):
Net proceeds from shares sold	8,593,911	15,329,331
Dividends reinvested	152,316,619	59,027,167
Cost of shares redeemed	(148,741,030)	(168,854,828)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	12,169,500	(94,498,330)
Total Increase (Decrease) in Net Assets	42,547,735	(92,253,564)

Net Assets ($):
Beginning of Period	1,411,350,668	1,503,604,232
End of Period	1,453,898,403	1,411,350,668
Undistributed investment income—net	4,537,689	3,895,476

Capital Share Transactions (Shares):
Shares sold	808,651	1,507,908
Shares issued for dividends reinvested	14,564,638	5,719,974
Shares redeemed	(13,934,097)	(16,575,577)
Net Increase (Decrease) in Shares Outstanding	1,439,192	(9,347,695)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.28	10.25	9.56	7.72	9.99
Investment Operations:
Investment income—net [a]	.14	.11	.11	.08	.06
Net realized and unrealized
gain (loss) on investments	1.43	.43	.69	1.83	(2.27)
Total from Investment Operations	1.57	.54	.80	1.91	(2.21)
Distributions:
Dividends from
investment income—net	(.14)	(.11)	(.11)	(.07)	(.06)
Dividends from net realized
gain on investments	(1.23)	(.40)	—	—	—
Total Distributions	(1.37)	(.51)	(.11)	(.07)	(.06)
Net asset value, end of period	10.48	10.28	10.25	9.56	7.72

Total Return (%)	15.58	5.28	8.46	24.94	(22.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.74	.75	.77	.76
Ratio of net investment income
to average net assets	1.35	1.13	1.18	.91	.68
Portfolio Turnover Rate	54.66	58.50	66.66	55.14	49.46

Net Assets, end of period
($ x 1,000)	1,453,898	1,411,351	1,503,604	1,517,129	1,316,897

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation, (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the

National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors,certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain,

if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,270,693, undistributed capital gains $28,029,724 and unrealized appreciation $291,361,959.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $39,987,141 and $15,285,754 and long-term capital gains $135,868,607 and $53,090,699, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for limited partnerships, the fund decreased accumulated undistributed investment income-net by $1,204,409 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2006 was approximately $144,000, with a related weighted average annualized interest rate of 5.61% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full year.No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 2006.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2006, the fund was charged $579,552 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the fund. During the period ended December 31, 2006, the fund was charged $91,080 pursuant to the custody agreement.

During the period ended December 31, 2006, the fund was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $791,572, chief compliance officer fees $2,044, custodian fees $16,980 and transfer agency per account fees $93,063.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(c) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $768,202,843 and $909,224,424, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $1,161,238,835; accordingly, accumulated net unrealized appreciation on investments was $291,361,959, consisting of $301,445,114 gross unrealized appreciation and $10,083,155 gross unrealized depreciation.

The Fund 21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees of
The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statements of investments and financial futures as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 15, 2007

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0793 per share as a long-term capital gain distribution and $.0577 per share as a short-term capital gain distribution of the $.1851 per share paid on June 30, 2006, and also designates $.9830 per share as a long-term capital gain distribution and $.1100 per share as a short-term capital gain distribution of the $1.1250 per share paid on December 19, 2006.The fund also hereby designates 74.75% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $36,297,730 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006,the Board considered the re-approval for an annual period (through August 31, 2007) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, no-load, large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board noted that the fund’s portfolio managers have been managing the fund since May 2005.The Board members discussed the results of the comparisons and noted that the fund’s total return performance for periods ended May 31, 2006 was at the Performance Group median and above the Performance Universe median for the one-year period (including the period for which the portfolio managers have been managing the fund’s portfolio). The Board noted that the fund’s performance was below the Performance Group median for the other periods, one basis point below the Performance Universe median for the three-year period, above the Performance Universe median for the two- and five-year periods, and below the Performance Universe median for the other periods. The Dreyfus representatives also presented the Board with a comparison of the fund’s calendar year total returns to the returns of its benchmark index and noted that the fund’s performance was higher than the benchmark return in 2005.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s management fee was higher than the Expense Group median and at the Expense Universe median, and that the fund’s expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that the difference in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s more recent perfor- mance, including the periods since the current portfolio managers began managing the fund’s portfolio.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————

Clifford L. Alexander, Jr. (73)
Board Member (2003)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 67

———————

Lucy Wilson Benson (79)
Board Member (1981)

Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:

  The International Executive Services Corps., Director Emeritus
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Trustee Emeritus
  Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 35

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 81

———————

Whitney I. Gerard (72)
Board Member (1973)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 33

———————

George L. Perry (72)
Board Member (1989)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

For More	Information

The Dreyfus Fund	Transfer Agent &
Incorporated	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,081 in 2005 and $37,796 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,445 in 2005 and $4,356 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,228 in 2005 and $2,439 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS FUND INCORPORATED

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)